UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 28, 2007 – March 22, 2007
(Date of Report — Date of earliest event reported)
TRONOX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245

(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

One Leadership Square, Suite 300
211 N. Robinson Oklahoma City, Oklahoma	73102

(Address of principal executive offices)	(Zip Code)
(405) 775-5000
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On March 22, 2007, Mary Mikkelson, Senior Vice President and Chief Financial Officer of the Company, made a presentation at the BB&T Manufacturing and Materials Conference in NYC, NY. On March 28, 2007, Ms. Mikkelson again made a presentation at Lehman Brothers 2007 High Yield Bond and Syndicated Loan Conference in Scottsdale, AZ. Copies of the presentation materials are attached hereto as exhibit 99.1 and 99.2. The materials and the accompanying recorded presentations from Ms. Mikkelson are available on the Company’s website at www.tronox.com.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
99.1	Presentation materials

99.2	Presentation materials
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED
	By:	(Roger G. Addison)
Roger G. Addison
Dated: March 28, 2007		Vice President, General Counsel and Secretary